                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

As independent public accountants, we hereby consent to the use of our report on Buffington Harbor Riverboats, LLC financial statements dated January 29, 1999, included in The Majestic Star Casino, LLC Form S-4 and to all references to our Firm included in this registration statement.



                              /s/Arthur Andersen LLP


Roseland, New Jersey
August 9, 1999


D1\181122.1
ID\ JKK